UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 6, 2005
                                                 -----------------------------


                              Global Signal Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                   001-32168               65-0652634
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(State or other jurisdiction of       (Commission           (IRS Employer
       incorporation)                 File Number)          Identification No.)


    301 North Cattlemen Road, Suite 300, Sarasota, Florida         34232
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01

         On January 6, 2005, Global Signal Inc. (the "Company") executed several restricted shares award agreements, substantially in the form filed herewith as Exhibit 10.01 --form of restricted shares award agreement (the "Restricted Shares Award Agreement") and incorporated herein by reference in its entirety, with certain employees, including those listed below, pursuant to the Global Signal Inc. Omnibus Stock Incentive Plan (the "Plan"). Agreements were made with the following executive officers: David J. Grain (9,469 restricted shares), William T. Freeman (18,939 restricted shares), Jeffrey S. Langdon (15,151 restricted shares), Ronald G. Bizick II (3,787 restricted shares), Massoud Sedigh (3,787 restricted shares), Greerson G. McMullen (9,469 restricted shares), Camille Blommer (1,893 restricted shares) and Thomas Guard (3,787 restricted shares).

         A copy of the Plan was filed as Exhibit 10.21 to the Company's Registration Statement on Form S-11, filed on February 13, 2004, and is incorporated herein by reference. The following is a summary of the material terms of the Restricted Shares Award Agreement, which is qualified in its entirety be reference to Exhibit 10.1:

         The Company issues to the employee restricted shares of common stock, par value $0.01 per share, of the Company (the "Restricted Stock"), effective as of the grant date. The interest of the employee in the Restricted Stock shall vest as to one-third of such Restricted Stock on the third anniversary of the grant date, and as to an additional one-third on each succeeding anniversary date, so as to be 100% vested on the fifth anniversary thereof, conditioned upon the employee's continued employment with the Company as of each vesting date. Notwithstanding the foregoing, one-third of the Restricted Stock of the employee shall vest, and the remainder of the Restricted Stock shall be forfeited, upon a termination of the employee's employment due to the employee's death, by the Company other than for cause or by the employee for good reason. 100% of the then unvested Restricted Stock of the employee shall vest in the event of both (i) a change of control and (ii) employee's employment is terminated other than for cause or employee terminates his or her employment for good reason within 12 months of the change of control. Except as otherwise set forth in the agreement, if the employee's employment with the Company is terminated for any reason, the Restricted Stock subject to the provisions of the agreement which has not vested at the time of the employee's termination of employment shall be forfeited by the employee, and ownership transferred back to the Company. The Restricted Stock may not be sold, pledged or otherwise transferred until the Restricted Stock becomes vested. The employee shall have all the rights of a shareholder, including the right to vote and receive cash dividends, with respect to the Restricted Stock.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit:

         EXHIBIT NO.                DESCRIPTION

         10.1                       Form of Restricted Shares Award Agreement

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GLOBAL SIGNAL INC.
                                                  (Registrant)


                                                  /s/ Greerson G. McMullen
                                                  ------------------------------
                                                  Greerson G. McMullen
                                                  Executive Vice President,
                                                  General Counsel & Secretary

Date: January 12, 2005